INVESTOR PRESENTATION: FIRST QUARTER 2024

Safe Harbor and Other Information 3 Company Overview 5 Q1 2024 Results 15 Appendix 21 2 TABLE OF CONTENTS

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements, including, without limitation, statements regarding our second quarter and annual fiscal 2024 results, relate to our current assumptions, projections and expectations about our business and future events. Any such forward-looking statements involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company’s control. The inclusion of such information should not be regarded as a representation by the company, or any other person, that the objectives of the company will be achieved. Words such as “estimate,” “project,” “plan,” “goal,” “believe,” “expect,” “anticipate,” “intend,” “should,” “are confident,” “will,” “could,” “outlook,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise any forward- looking statements, including any financial targets or estimates, whether as a result of new information, future events, or otherwise. Factors that may cause results to differ from those expressed in our forward-looking statements include, but are not limited to, the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2024, and otherwise in our reports and filings with the Securities and Exchange Commission, as well as the following factors: risks related to changes in global economic and financial conditions, including inflation, and the resulting impact on consumer spending generally and on our operating results, financial condition, and expense management, and our ability to adequately mitigate the impact; risks related to geopolitical conflict, armed conflict, the conflicts between Russia and Ukraine or Israel and Hamas and the expansion of conflict in the surrounding areas, including the impact of such conflicts on international trade, supplier delivery or increased freight costs, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; risks related to our failure to engage our customers, anticipate customer demand and changing fashion trends, and manage our inventory; risks related to our failure to operate effectively in a highly competitive and constantly evolving industry; risks related to our ability to execute on, and maintain the success of, our strategic and growth initiatives, including those outlined in our Always Forward Plan; risks related to fluctuations in foreign currency exchange rates; risks related to fluctuations in our tax obligations and effective tax rate, including as a result of earnings and losses generated from our global operations, may result in volatility in our results of operations; risks and uncertainty related to adverse public health developments; risks associated with climate change and other corporate responsibility issues; risks related to reputational harm to the company, its officers, and directors; risks related to actual or threatened litigation; risks related to cybersecurity threats and privacy or data security breaches; and the potential loss or disruption to our information systems. OTHER INFORMATION As used in this presentation, unless otherwise defined, references to "Abercrombie" and "Abercrombie Brands" includes Abercrombie & Fitch and abercrombie kids and references to "Hollister" and "Hollister Brands" includes Hollister and Gilly Hicks. Additionally, references to "Americas" includes North America and South America, "EMEA" includes Europe, the Middle East and Africa and "APAC" includes the Asia-Pacific region, including Asia and Oceania. 3

4 REPORTING AND USE OF GAAP AND NON-GAAP MEASURES The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the Appendix to this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. Sub-totals and totals may not foot due to rounding. Net income and net income per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. The company believes that each of the non-GAAP financial measures presented are useful to investors as they provide a measure of the company’s operating performance excluding the effect of certain items which the company believes do not reflect its future operating outlook, such as asset impairment charges, therefore supplementing investors’ understanding of comparability of operations across periods. Management used these non-GAAP financial measures during the periods presented to assess the company’s performance and to develop expectations for future operating performance. Non-GAAP financial measures should be used supplemental to, and not as an alternative to, the company’s GAAP financial results, and may not be calculated in the same manner as similar measures presented by other companies. The company provides comparable sales, defined as the percentage year-over-year change in the aggregate of: (1) sales for stores that have been open as the same brand at least one year and whose square footage has not been expanded or reduced by more than 20% within the past year, with prior year’s net sales converted at the current year’s foreign currency exchange rate to remove the impact of foreign currency rate fluctuation, and (2) digital net sales with prior year’s net sales converted at the current year’s foreign currency exchange rate to remove the impact of foreign currency rate fluctuation. The company also provides certain financial information on a constant currency basis to enhance investors’ understanding of underlying business trends and operating performance, by removing the impact of foreign currency exchange rate fluctuations. The effect from foreign currency, calculated on a constant currency basis, is determined by applying current year average exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share effect from foreign currency is calculated using a 26% tax rate.

5 Abercrombie & Fitch Co. is a global, digitally-led, omnichannel apparel and accessories retailer catering to kids through millennials with assortments curated for their specific lifestyle needs Our corporate purpose of 'We are here for you on the journey to being and becoming who you are' fuels our customer-led brands and our global associates

COMPANY OVERVIEW 6

$1.46B $1.29B $1.56B $1.73B $2.20B FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 60% 40% PRODUCT 247 GLOBAL NET SALES CUSTOMER VOICE EXPERIENCE STORES GLOBALLY (FY 2023) STORES DIGITAL +10% GROWTH CAGR NET SALES BY CHANNEL (FY 2023) POST GRAD LOVES TO TRAVEL FASHION OBSESSED DIGITALLY-LED TARGETING MILLENNIALS ~ ~ 7

EXPERIENCE $2.16B $1.83B $2.15B $1.96B $2.08B FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 8 518 PRODUCT CUSTOMER VOICE TEENS ENGAGE DIGITALLY GLOBAL NET SALES NET SALES BY CHANNEL (FY 2023) PURCHASE IN-STORE 30% 70% STORES DIGITAL 2023 BACK TO GROWTH +6% Y/Y COMING INTO THEIR OWN COMFORT OBSESSED VALUE VERSATILITY FINANCIALLY RELIANT TARGETING GEN Z W/ MILLENNIAL PARENTS ~ ~ STORES GLOBALLY (FY 2023)

COMPANY OVERVIEW Fiscal 2017 - 2022 STABILIZE & TRANSFORM 9 FOCUS ON SUSTAINABLE, PROFITABLE GROWTH 2022: $3.7B Sales 3% Op Margin 2025 Target1: $4.1-$4.3B Sales 8%+ Op Margin Longer-Term Ambition1: $5B Sales 10%+ Op Margin 2023 - 2025 ALWAYS FORWARD PLAN BUILT ON YEARS OF TRANSFORMATION 2023 Results: $4.3B Sales 11% Op Margin BEYOND 2025 (1) As presented in our June 2022 Investor Day

COMPANY OVERVIEW $72 $127 $70 $(20) $343 $93 $485 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 $3.5 $3.6 $3.6 $3.1 $3.7 $3.7 $4.3 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 STABILIZE & TRANSFORM STABILIZE & TRANSFORM SALES & PROFITABILITY 10 Net Sales (in $ billions) Operating Income (Loss) (in $ millions) COVID CLOSURE IMPACT COVID CLOSURE IMPACT EXPECT ~10% GROWTH OP MARGIN 11%3%9%(1%)2%4%2% EXPECT ~14% MARGIN Y/Y GROWTH 16%0%19%(14%)1%3%5%

COMPANY OVERVIEW ALWAYS FORWARD PLAN EXECUTE GLOBAL BRAND GROWTH PLANS •Data driven approach to store expansion •Grow brand lovers through digital marketing and social selling ACCELERATE AN ENTERPRISE-WIDE DIGITAL REVOLUTION •"Know Them Better" - continued expansion and acceleration of investments in customer analytics to improve customer engagement •"Wow Them Everywhere" - continued investments in people, systems, and processes to improve the end-to-end customer experience OPERATE WITH FINANCIAL DISCIPLINE •Operate with a more agile cost structure •Seek expense efficiencies while protecting investments in digital, technology and store growth 2025 TARGETS: $4.1B - $4.3B REVENUES 8%+ OPERATING MARGIN $600M MINIMUM FREE CASH FLOW GENERATION OVER 3 YEARS LONG-TERM GOAL OF $5B IN REVENUES AND A 10%+ OPERATING MARGIN 1 2 3 11 ALWAYS FORWARD PLAN INTRODUCED AT JUNE 2022 INVESTOR DAY ALWAYS FORWARD PLAN PILLARS

COMPANY OVERVIEW 1 PRODUCT GLOBAL BRAND GROWTH 12 COLLECTIONS & EXTENSIONS • Active (YPB in A&F) • A&F Best Dressed Guest • Graphics Licensing DIGITAL CUSTOMER ACQUISITION • Influencer Channel • Social Commerce (Instagram, TikTok, WeChat) • Affiliate Sales GEOGRAPHIC EXPANSION • Localized Physical/Digital Experiences • Fuel Regional Growth (Americas, EMEA, APAC) • Digital Marketplaces VOICE EXPERIENCE

COMPANY OVERVIEW 13 • Lead with Personalization • Fast, Digital Product Testing • Real Estate Location Analytics • Modernize Foundation (Retail ERP, Data Infrastructure) • Consistent Omnichannel experience (Digital and In-Store) • Powerful, Modern Loyalty Program ENTERPRISE-WIDE DIGITAL REVOLUTION2

COMPANY OVERVIEW (1) Reflected as a percent of net sales. 14 $4.3B 62.9% 2023 51.7% 11.3% OPERATING EXPENSE (1) $4.1B-$4.3B 60% - 63% 52% - 53% 8%+OPERATING INCOME (1) GROSS PROFIT (1) NET SALES FINANCIAL DISCIPLINE3 $3.7B 56.9% 2022 54.5% 2.5% 2025 TARGET GROSS PROFIT RATE expansion from 2022 on improved AUR and lower freight costs OPERATING EXPENSE leverage from sales growth, net of expected inflation and investments in digital infrastructure, marketing 2023 SIGNIFICANT ACHIEVEMENT TO 2025 TARGETS

+860 BPS Y/Y GROSS MARGIN 66.4% 12.7% "With excellent first quarter performance, we are increasing our full year sales and operating margin outlook. We remain on track to achieve our 2024 goal of demonstrating sustainable, profitable growth after a defining year for the company in fiscal 2023. Our brands are delivering high-quality, on-trend assortments for new and retained customers across regions and brands. Importantly, we continue to make strategic investments across stores, digital and technology to further strengthen the company in pursuit of our long-term ambition." Fran Horowitz, CEO Abercrombie & Fitch Co. 15 2024 +22%Y/Y OPERATING MARGIN NET SALES GLOBAL SALES GROWTH FINANCIAL DISCIPLINE +540 BPS Y/Y $1B AMERICAS +23%Y/Y EMEA +19%Y/Y APAC +10%Y/Y Q1 UPDATE +31%Y/Y +12%Y/Y

2024 Q1 RESULTS $32 $32 $31 $43 $36 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $665 $731 $868 $1,191 $820 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $138 $172 $158 $219 $165 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 16 Americas Net Sales (in $ millions) EMEA Net Sales (in $ millions) APAC Net Sales (in $ millions) • Net sales up 23% to last year • Comparable sales up 21% to last year (1) • Net sales up 19% to last year • Comparable sales up 23% to last year (1) • Net sales up 10% to last year • Comparable sales up 22% to last year (1) (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. 2024 Q1 NET SALES RESULTS BY SEGMENT +23% Y/Y +19% Y/Y +10% Y/Y

2024 Q1 RESULTS $400 $473 $509 $698 $449 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $836 $935 $1,056 $1,453 $1,021 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $436 $463 $548 $755 $572 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 17 Total Company Net Sales (in $ millions) Abercrombie Brands Net Sales (in $ millions) Hollister Brands Net Sales (in $ millions) • Highest Q1 net sales in history • Net sales up 22% to last year • Comparable sales up 21% to last year(1) • Highest Q1 net sales in brand history • Consistent growth across genders, channels and geographies • 56% of total net sales • Growth across Women's and Men's business • Sales growth achieved across regions • 44% of total net sales (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. 2024 Q1 NET SALES RESULTS BY BRAND +22% Y/Y +31% Y/Y +12% Y/Y

2024 Q1 RESULTS • Benefit from lower raw materials costs and AUR growth • Offset by higher freight costs 61.0% 62.5% 64.9% 62.9% 66.4% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $34 $90 $138 $223 $130 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 18 Gross Profit Rate (as a % of net sales) Operating Income (in $ millions) • Driven by 22% increase in sales compared to Q1 2023, along with gross profit rate expansion and expense leverage 2024 Q1 GROSS PROFIT/ OPERATING INCOME +540 bps Y/Y +$96M Y/Y

2024 Q1 RESULTS CASH & EQUIVALENTS • $864M as compared to $447M last year INVENTORIES • $449M, up 0.3% from last year • Clean, current inventory position with regained chase capability SHORT-TERM BORROWINGS • No borrowings outstanding under the company's senior secured revolving credit facility ("ABL Facility") • $293M of borrowing available under ABL Facility as of May 4, 2024 GROSS LONG-TERM BORROWINGS • $214M outstanding compared with $300M last year TOTAL LIQUIDITY (1) • $1.2B as compared to $758M last year $448M $493M $595M $469M $449M Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0M $100M $200M $300M $400M $500M $600M $700M (1) Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. 19 Inventory 2024 Q1 FINANCIAL POSITION

2024 FISCAL OUTLOOK



Q2 2024	Q2 OUTLOOK
NET SALES	UP MID-TEENS
OPERATING MARGIN	IN THE RANGE OF 13% TO 14%[1]
EFFECTIVE TAX RATE	MID-20S[2]

The following outlook replaces all previous full year guidance. For fiscal 2024, the company now expects:

FY 2024	CURRENT FULL YEAR OUTLOOK	PREVIOUS FULL YEAR OUTLOOK [3]
NET SALES	UP AROUND 10% [4]	GROWTH IN THE RANGE OF 4% TO 6% [4]
OPERATING MARGIN	AROUND 14%	AROUND 12%
EFFECTIVE TAX RATE	MID-TO-HIGH 20S[5]	MID-TO-HIGH 20s
CAPITAL EXPENDITURES	~$170 MILLION	~$170 MILLION

[1] We expect the year-over-year improvement to be primarily driven by a higher gross profit rate on continued year-over-year cotton benefits and some AUR growth, combined with modest operating expense leverage.

[2] This outlook assumes the continued inability to realize benefits on certain expected tax losses incurred outside of the U.S.

[3] Released March 6, 2024.

[4] Includes the adverse impact of $50 million from the loss of one selling week in Fiscal 2024.

[5] The current outlook assumes the continued inability to realize benefits on certain expected tax losses incurred outside of the U.S., although to a lesser extent than than previously projected, primarily due to higher worldwide income levels.

A&F Co. | OUTLOOK

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21 APPENDIX

APPENDIX INCOME STATEMENT (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. GAAP (in thousands) Q1 2024 % OF NET SALES Q1 2023 % OF NET SALES NET SALES $1,020,730 100.0% $835,994 100.0% GROSS PROFIT (1) 677,457 66.4% 509,794 61.0% OPERATING EXPENSE 549,566 53.8% 478,680 57.3% OTHER OPERATING INCOME, NET (1,958) (0.2)% (2,894) (0.3)% OPERATING INCOME 129,849 12.7% 34,008 4.1% INTEREST (INCOME) EXPENSE, NET (5,023) (0.5)% 3,443 0.4% INCOME BEFORE INCOME TAXES 134,872 13.2% 30,565 3.7% INCOME TAX EXPENSE 19,794 1.9% 12,718 1.5% NET INCOME $113,850 11.2% $16,571 2.0% NET INCOME PER SHARE ATTRIBUTABLE TO A&F BASIC $2.24 $0.33 DILUTED $2.14 $0.32 WEIGHTED-AVERAGE SHARES BASIC 50,893 49,574 DILUTED 53,276 51,467 22

APPENDIX (in thousands) Q1 2024 % OF NET SALES Q1 2023 % OF NET SALES 1 YR Δ BPS (1) STORES AND DISTRIBUTION $371,686 36.4% $336,049 40.2% (380) MARKETING, GENERAL & ADMINISTRATIVE 177,880 17.4% 142,631 17.1% 30 TOTAL OPERATING EXPENSE - GAAP $549,566 53.8% $478,680 57.3% (350) RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSE TOTAL OPERATING EXPENSE - GAAP 549,566 53.8% 478,680 57.3% (350) EXCLUDED ITEMS (2) — 0.0% 4,436 0.5% (50) TOTAL ADJUSTED OPERATING EXPENSE - NON-GAAP $549,566 53.8% $474,244 56.7% (290) (1) Rounded based on reported percentages. (2) Excluded items consist of pre-tax store and other asset impairment charges for the prior year, respectively. OPERATING EXPENSE 23

APPENDIX (in thousands) MAY 4, 2024 FEBRUARY 3, 2024 APRIL 29, 2023 CASH AND EQUIVALENTS $864,195 $900,884 $446,952 RECEIVABLES 93,605 78,346 106,149 INVENTORIES 449,267 469,466 447,806 OTHER CURRENT ASSETS 102,516 88,569 107,684 TOTAL CURRENT ASSETS $1,509,583 $1,537,265 $1,108,591 PROPERTY AND EQUIPMENT, NET 540,697 538,033 550,810 OPERATING LEASE RIGHT-OF-USE ASSETS 699,471 678,256 692,699 OTHER ASSETS 220,334 220,679 205,978 TOTAL ASSETS $2,970,085 $2,974,233 $2,558,078 ACCOUNTS PAYABLE $266,925 $296,976 $221,587 ACCRUED EXPENSES 402,786 436,655 340,331 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 188,851 179,625 188,520 INCOME TAXES PAYABLE 61,137 53,564 19,023 TOTAL CURRENT LIABILITIES $919,699 $966,820 $769,461 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 656,862 646,624 682,996 LONG-TERM BORROWINGS, NET 213,102 222,119 297,172 OTHER LIABILITIES 89,252 88,683 97,476 TOTAL LONG-TERM LIABILITIES $959,216 $957,426 $1,077,644 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 1,078,886 1,035,160 701,857 NONCONTROLLING INTEREST 12,284 14,827 9,116 TOTAL STOCKHOLDERS' EQUITY $1,091,170 $1,049,987 $710,973 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $2,970,085 $2,974,233 $2,558,078 24 BALANCE SHEET

APPENDIX YEAR TO DATE PERIOD ENDED (in thousands) MAY 4, 2024 APRIL 29, 2023 NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES $95,010 $(560) PURCHASES OF PROPERTY AND EQUIPMENT (38,886) (46,391) NET CASH USED FOR INVESTING ACTIVITIES $(38,886) $(46,391) PURCHASE OF SENIOR SECURED NOTES (9,425) — PURCHASES OF COMMON STOCK (15,000) — ACQUISITION OF COMMON STOCK FOR TAX WITHHOLDING OBLIGATIONS (65,173) (18,359) OTHER FINANCING ACTIVITIES (3,353) (3,597) NET CASH USED FOR FINANCING ACTIVITIES $(92,951) $(21,956) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (857) (1,998) NET DECREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(37,684) $(70,905) CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $909,685 $527,569 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $872,001 $456,664 STATEMENT OF CASH FLOWS 25

APPENDIX SHARE REPURCHASES (1) (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST TOTAL FY 2021 10,200 $377,290 $36.99 $377,290 FY 2022 4,770 $125,775 $26.37 $125,775 FY 2023 — $— $— $— YTD 2024 119 $15,000 $125.56 $15,000 (in thousands) FY 2020 FY 2021 FY 2022 Q1 2024 ENDING SHARES OUTSTANDING 62,399 52,985 49,002 51,102 26 (1) As part of publicly announced plans or programs. SHARE REPURCHASES SINCE THE START OF 2021, THE COMPANY REPURCHASED APPROXIMATELY 15 MILLION SHARES FOR APPROXIMATELY $518 MILLION. THERE IS APPROXIMATELY $217 MILLION REMAINING UNDER OUR PREVIOUSLY AUTHORIZED SHARE REPURCHASE PROGRAM.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

NET SALES BY GEOGRAPHY AND BRAND

(in thousands)	Q1 2024	Q1 2023 GAAP	Q1 2023 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	Q1 2023 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY SEGMENT: (2)						
AMERICAS	$ 820,121	$ 665,423	$ (62)	$ 665,361	23%	23%
EMEA	164,778	138,106	1,141	139,247	19%	18%
APAC	35,831	32,465	(1,630)	30,835	10%	16%
TOTAL COMPANY	$ 1,020,730	$ 835,994	$ (551)	$ 835,443	22%	22%

(in thousands)	Q1 2024	Q1 2023 GAAP	Q1 2023 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	Q1 2023 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY BRAND:						
ABERCROMBIE (3)	$ 571,513	$ 436,044	$ (572)	$ 435,472	31%	31%
HOLLISTER (4)	449,217	399,950	21	399,971	12%	12%
TOTAL COMPANY	$ 1,020,730	$ 835,994	$ (551)	$ 835,443	22%	22%

(1) The estimated impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share estimated impact from foreign currency is calculated using a 26% tax rate.
(2) Net sales by segment are presented by attributing revenues to an individual country on the basis of the segment that fulfills the order.
(3) Abercrombie includes Abercrombie & Fitch and abercrombie kids.
(4) Hollister includes Hollister and Gilly Hicks.
(5)

A&F Co. | APPENDIX
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RECONCILIATION OF GAAP TO NON-GAAP RESULTS

STATEMENT OF OPERATIONS

NET SALES	Q1 2024	Q1 2023	Δ %
GAAP	$1,020,730	$835,994	22%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(551)	0%
NON-GAAP CONSTANT CURRENCY BASIS	$1,020,730	$835,443	22%
GROSS PROFIT	**Q1 2024**	**Q1 2023**	**Δ BPS (2)**
GAAP	$677,457	$509,794	540
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	930	(10)
NON-GAAP CONSTANT CURRENCY BASIS	$677,457	$510,724	530
OPERATING INCOME	**Q1 2024**	**Q1 2023**	**Δ BPS (2)**
GAAP	$129,849	$34,008	860
EXCLUDED ITEMS (3)	—	(4,436)	50
ADJUSTED NON-GAAP	$129,849	$38,444	810
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	463	(10)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$129,849	$38,907	800
NET INCOME PER DILUTED SHARE	**Q1 2024**	**Q1 2023**	**Δ $**
GAAP	$2.14	$0.32	$1.82
EXCLUDED ITEMS, NET OF TAX (3)	—	(0.06)	0.06
ADJUSTED NON-GAAP	$2.14	$0.39	$1.75
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	—	—
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$2.14	$0.39	$1.75

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excluded items consist of pre-tax store and other asset impairment charges.



A&F Co. | APPENDIX

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